(
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 25, 2003



                    Residential Asset Mortgage Products, Inc.
            ---------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                   333-86786                  41-1955181
 (STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
      ---------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 832-7000


              (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST
                     REPORT) Exhibit Index located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

            (a) Financial Statements of businesses acquired.

                    Not applicable.
            (b)     Pro Forma financial information.

                    Not applicable.
            (c)     Exhibit No.                                     Description

25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                                PRODUCTS, INC.

                                                   Patricia C. Taylor
                                                   Vice President



        Dated: March 25, 2003

      Exhibit Index
      Exhibit            Description                                       Page

        25               Form T-1 Statement of Eligibility under the         5
                         Trust Indenture Act of 1939, as amended.
                         (Certain exhibits to Form T-1 are
                         incorporated by reference to Exhibit 25).